 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2023

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTYQ*	*

* The registrant’s Common Stock began trading on the OTC Pink Open Market on February 14, 2023 under the symbol “PRTYQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 5, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Party City Holdco Inc. (the “Company”) received a letter from Ernst & Young LLP (“EY”) stating that EY had resigned as the Company’s independent registered accounting firm for the year ended December 31, 2022.

The reports of EY on the Company’s consolidated financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In its resignation letter, EY noted (i) that the Company and users of its financial statements should not rely on EY’s previously completed interim review for the quarter and nine months ended September 30, 2022, because EY concluded that the Company ought to have disclosed in the financial statements in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2022 (the “Third Quarter Form 10-Q”) that there was substantial doubt regarding the Company’s ability to continue as a going concern within one year resulting in a material error in such financial statements and (ii) that EY took exception to the Company’s “apparent” refusal to consider whether the financial statements in the Third Quarter Form 10-Q were materially misstated and, if so, to make an appropriate disclosure under Item 4.02(a) of Form 8-K.

The Company strongly disagrees with EY’s assertions in its resignation letter to the extent that they inaccurately imply that the Company refused to make any required disclosures under the federal securities laws. Prior to EY’s abrupt resignation, the Company had been engaged in ongoing discussions with EY and outside counsel regarding the most appropriate governance measures to be taken and disclosures to be made following the identification of the material weakness described under Item 4.02 below, which was identified in connection with the Company’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2022 while EY was conducting its annual audit for the year then ended and in connection with an investigation under the supervision of the Company’s Audit Committee. Indeed, the Company had shared proposed disclosure in a draft Form 10-K filing with EY in early June 2023 stating that (i) the material weakness in internal control over financial reporting may have resulted in a material error in management’s assessment of the Company’s ability to remain a going concern as of the third quarter of 2022 and (ii) investors should not rely on the financial statements in the Third Quarter Form 10-Q. Moreover, at the time of EY’s resignation, the Audit Committee had not yet made a final determination as to the substance or form of the Company’s disclosure regarding the material weakness and the reliability of the interim financial statements contained in the Third Quarter Form 10-Q, and in particular had not made a final determination as to whether such disclosure was most appropriately included in the Company’s forthcoming Form 10-K and/or on Form 8-K or as to whether the Third Quarter Form 10-Q should be restated. The Company had explicitly sought further input from EY as to any comments on the proposed disclosure that EY might have. The disclosure that the Company has made under Item 4.02 below is consistent with the views expressed by EY to the Company.

The Company has authorized EY to respond fully to the inquiries of any successor accountant concerning the subject matter of any disagreements.

The Company provided EY with a copy of the disclosures in this Current Report on Form 8-K. The Company requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of EY’s letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the Company’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2022, the associated audit being conducted by EY, and an investigation under the supervision of the Company’s Audit Committee, the Company identified a material weakness in internal control over financial reporting relating to management’s analysis under ASC Subtopic 205-40 Presentation of Financial Statements-Going Concern as of November 8, 2022, the date the Company filed the Third Quarter Form 10-Q. Under ASC 205-40, the Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its obligations as they become due within one year after the date that the financial statements are issued. In re-performing this evaluation as of the date of the filing of the Third Quarter Form 10-Q, the Company concluded that there was substantial doubt about the Company’s ability to continue as a going concern.

As a result of the Company’s failure to disclose in the Third Quarter Form 10-Q that there was substantial doubt about the Company’s ability to continue as a going concern, on June 6, 2023, the Audit Committee concluded, after discussion with the Company’s management and EY, that the interim unaudited financial statements included within the Third Quarter Form 10-Q should no longer be relied upon. The Audit Committee further determined that the Third Quarter Form 10-Q should be restated.

As described above under Item 4.01, on June 5, 2023, the Audit Committee received a letter from EY stating that it had resigned as the Company’s independent registered accounting firm. The resignation letter stated that EY had concluded that the Company and users of its financial statements should not rely on EY’s previously completed interim review for the quarter and nine months ended September 30, 2022, and that it expected the Company to make appropriate and timely disclosure under Item 4.02(b) of Form 8-K.

The Company provided EY with a copy of the disclosures in this Current Report on Form 8-K. The Company requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of EY’s letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated June 9, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: June 9, 2023	By:	/s/ John Capela
John Capela
Chief Accounting Officer & Treasurer